UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

		Principal Amount	Value

Asset-Backed Securities—1.2%

Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.328%, 10/15/23[1]	EUR	12,700,000	$13,139,289

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.56%, 11/15/23[1]	EUR	7,931,617	8,444,648

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.691%, 7/24/23[1]	EUR	9,500,000	10,217,644

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.991%, 1/25/23[1]	EUR	12,082,113	11,741,575

Harvest CLO IA SA:
Series I-X, Cl. D, 2.989%, 3/29/17[1]	EUR	1,383,514	1,542,400
Series I-X, Cl. E, 7.589%, 3/29/17[1]	EUR	5,000,000	5,568,676

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.586%, 12/14/22[1]	EUR	11,856,645	12,407,234

Magellan Mortgages No. 3 plc, Series 3, Cl. A, 0.251%, 5/15/58[1]	EUR	1,490,505	1,420,387

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.941%, 7/24/23[1]	EUR	3,303,497	3,461,970

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.118%, 8/27/22[1]	EUR	10,000,000	10,920,591

Total Asset-Backed Securities (Cost $84,374,802)			78,864,414

Mortgage-Backed Obligations—1.0%

Capital Mortgage Srl, Series 2007-1, Cl. B, 0.215%, 1/30/47[1]	EUR	8,000,000	5,863,201

Eurosail plc, Series 2007-5X, Cl. A1A, 1.341%, 9/13/45[1]	GBP	14,067,417	20,495,249

Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.141%, 1/15/50[1]	EUR	3,334,714	3,239,665

IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.126%, 3/22/44[1]	EUR	24,190,817	23,232,397
Series 4, Cl. B, 0.176%, 3/22/44[1]	EUR	3,000,000	1,519,646

Lusitano Mortgages No. 4 plc:
Series 4, Cl. A, 0.206%, 9/15/48[1]	EUR	1,798,061	1,804,168
Series 4, Cl. C, 0.546%, 9/15/48[1]	EUR	3,308,556	2,513,532

Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.142%, 7/20/59[1]	EUR	1,688,350	1,657,802

Rural Hipotecario I Fondo de Titulizacion Hipotec, Series 9, Cl. A2, 0.131%, 2/17/50[1]	EUR	7,357,374	7,921,979

Total Mortgage-Backed Obligations (Cost $73,535,263)			68,247,639

Foreign Government Obligations—53.3%

Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		6,040,000	6,124,221

Argentina—0.0%
Provincia de Buenos Aires Sr. Unsec. Nts., 9.95%, 6/9/21[2]		3,575,000	3,503,500

Australia—1.6%
Commonwealth of Australia Bonds:
1.00%, 11/21/18[3]	AUD	25,000,000	20,474,217
3.75%, 4/21/37	AUD	20,000,000	15,664,640

Commonwealth of Australia Sr. Unsec. Bonds, 2%, 8/21/35[3]	AUD	11,300,000	10,319,722

New South Wales Treasury Corp. Sr. Unsec. Nts., 6%, 5/1/23	AUD	20,000,000	18,702,788

Queensland Treasury Corp. Sr. Unsec. Nts., Series 33, 6.50%, 3/14/33	AUD	20,590,000	20,658,512

1   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Australia (Continued)

Victoria Treasury Corp. Sr. Unsec. Bonds, 5.50%, 11/17/26	AUD	30,385,000	$27,954,951

			113,774,830

Belgium—1.1%
Kingdom of Belgium Bonds, Series 58, 3.75%, 9/28/20	EUR	50,000,000	65,628,877

Kingdom of Belgium Unsec. Bonds, Series 60, 4.25%, 3/28/41[2]	EUR	5,055,000	8,144,752

			73,773,629

Brazil—9.4%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[2]		7,610,000	7,229,500

Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.:
4.875%, 1/22/21[4]		8,138,000	8,524,555
9.762%, 1/1/17	BRL	1,795,315,000	547,811,131

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	117,395,000	35,281,226
10.00%, 1/1/25	BRL	190,485,000	52,897,326

			651,743,738

Canada—1.0%
Canada Unsec. Bonds, 3.75%, 6/1/19	CAD	73,380,000	65,905,110

Cayman Islands—0.1%
Lima Metro Line 2 Finance Ltd. Sr. Sec. Bonds, 5.875%, 7/5/34[2]		6,575,000	6,731,156

China—0.2%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[2]		16,315,000	16,545,923

Colombia—0.7%
Republic of Colombia Sr. Unsec. Bonds:
5.00%, 6/15/45		9,915,000	9,220,950
5.625%, 2/26/44		3,295,000	3,352,663
7.375%, 9/18/37		3,225,000	3,999,000

Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		1,815,000	1,810,463
4.375%, 7/12/21		17,070,000	17,897,895
8.125%, 5/21/24		7,315,000	9,410,747

			45,691,718

Croatia—0.5%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[2]		23,420,000	24,195,904
6.375%, 3/24/21[2]		4,045,000	4,383,769
6.75%, 11/5/19[2]		2,450,000	2,708,769

			31,288,442

Denmark—0.5%
Kingdom of Denmark Bonds, 4%, 11/15/19	DKK	217,580,000	38,122,556

Dominican Republic—0.8%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[2]		10,940,000	11,017,619

2   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Dominican Republic (Continued)

Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[2]		$15,105,000	$15,218,288
5.875%, 4/18/24[2]		3,500,000	3,648,750
6.60%, 1/28/24[2]		9,475,000	10,256,687
6.85%, 1/27/45[2]		18,045,000	18,496,125

			58,637,469

Ecuador—0.1%
Republic of Ecuador International Bonds, 10.50%, 3/24/20[2]		5,090,000	5,128,175

Egypt—0.1%
Arab Republic of Egypt Bonds:
5.875%, 6/11/25[2]		7,805,000	7,641,095
6.875%, 4/30/40[2]		2,365,000	2,323,613

			9,964,708

Hungary—0.6%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	4,821,000,000	20,808,686
Series 23/A, 6.00%, 11/24/23	HUF	5,189,000,000	21,234,540

			42,043,226

India—2.9%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		9,920,000	10,160,441

Republic of India Bonds:
8.27%, 6/9/20	INR	8,023,000,000	128,283,587
8.40%, 7/28/24	INR	3,997,000,000	64,384,465

			202,828,493

Indonesia—2.1%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[2]		7,025,000	7,341,125

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[2]		4,560,000	4,503,000
6.125%, 3/15/19[2]		14,480,000	16,235,700

Republic of Indonesia International Bonds, 5.125%, 1/15/45[2]		3,325,000	3,179,531

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[2]		7,830,000	7,399,350
4.625%, 4/15/43[2]		4,035,000	3,641,588
4.875%, 5/5/21[2]		18,625,000	19,813,275
5.375%, 10/17/23[2]		6,690,000	7,216,838
5.875%, 1/15/24[2]		9,340,000	10,344,050
6.75%, 1/15/44[2]		2,585,000	3,005,063
11.625%, 3/4/19[2]		4,245,000	5,571,562

Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	170,100,000,000	12,778,200
Series FR70, 8.375%, 3/15/24	IDR	182,330,000,000	13,729,487
Series FR71, 9.00%, 3/15/29	IDR	350,960,000,000	27,837,781

			142,596,550

Italy—2.1%
Republic of Italy Buoni Poliennali Del Tesoro Bonds:
1.50%, 6/1/25	EUR	5,000,000	5,194,047

3   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Italy (Continued)
Republic of Italy Buoni Poliennali Del Tesoro Bonds: (Continued)
1.65%, 3/1/32[2]	EUR	18,000,000	$17,405,172
3.25%, 9/1/46[2]	EUR	75,600,000	84,788,607

Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
4.75%, 9/1/44[2]	EUR	15,000,000	21,087,555
5.00%, 9/1/40	EUR	10,540,000	15,106,443

			143,581,824

Ivory Coast—0.7%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]		41,835,000	39,674,641

Republic of Cote d’Ivorie Bonds, 6.375%, 3/3/28[2]		8,360,000	8,192,800

			47,867,441

Japan—3.6%
Japan Bank for International Cooperation Sr. Unsec. Nts., 2.30%, 3/19/18	CAD	13,205,000	10,879,694

Japan Bonds, 1.40%, 3/20/55	JPY	6,000,000,000	46,607,182

Japan Sr. Unsec. Bonds:
0.10%, 9/10/24[3]	JPY	7,992,240,000	70,136,583
Series 36, 2.00%, 3/20/42	JPY	10,000,000,000	92,647,383
Series 38, 1.80%, 3/20/43	JPY	3,031,000,000	26,971,207

			247,242,049

Kenya—0.2%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[2]		4,755,000	4,866,742
6.875%, 6/24/24[2]		9,805,000	9,996,982

			14,863,724

Malaysia—0.3%
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000	22,392,851

Mexico—10.0%
United Mexican States Bonds:
3.00%, 3/6/45	EUR	6,595,000	6,395,310
3.60%, 1/30/25		22,795,000	22,532,857

United Mexican States International Bonds, 4%, 3/15/15	EUR	7,730,000	7,514,886

United Mexican States Sr. Unsec. Bonds, Series M10, 8%, 12/17/15	MXN	6,365,200,000	413,877,514

United Mexican States Sr. Unsec. Nts., 5.625%, 3/19/14	GBP	8,000,000	12,180,330

United Mexican States Unsec. Bonds:
4.60%, 1/23/46		13,210,000	12,301,812
5.625%, 1/15/17		21,175,000	22,614,900
Series M, 5.00%, 12/11/19	MXN	1,785,000,000	112,740,566
Series M, 8.00%, 6/11/20	MXN	963,000,000	68,791,255
Series M20, 4.75%, 3/8/44		13,260,000	12,729,600

			691,679,030

Morocco—0.3%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[2]		9,755,000	9,947,661

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[2]		8,890,000	9,112,250

			19,059,911

4   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

New Zealand—0.5%
Commonwealth of New Zealand Bonds:
2.50%, 9/20/35[3]	NZD	6,000,000	$4,186,083
3.00%, 9/20/30[3]	NZD	10,000,000	7,620,444

Commonwealth of New Zealand Sr. Unsec. Bonds, 2%, 9/20/25[3]	NZD	29,000,000	20,087,372

			31,893,899

Panama—0.8%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		9,870,000	9,771,300
4.00%, 9/22/24		4,550,000	4,595,500
5.20%, 1/30/20		26,660,000	29,445,970
6.70%, 1/26/36		4,710,000	5,840,400
9.375%, 4/1/29		4,370,000	6,489,450

			56,142,620

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 4.625%, 1/25/23[2]		3,480,000	3,532,200

Peru—0.5%
Fondo MIVIVIENDA SA Sr. Unsec. Nts., 3.50%, 1/31/23[2]		15,410,000	14,693,435

Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		11,130,000	12,465,600
7.35%, 7/21/25		7,640,000	9,989,300

			37,148,335

Poland—0.1%
Republic of Poland Sr. Unsec. Bonds, 3%, 3/17/23		6,435,000	6,333,971

Portugal—2.0%
Portugal Obrigacoes do Tesouro OT Bonds:
2.875%, 10/15/25[2]	EUR	100,000,000	110,983,984
4.10%, 2/15/45[2]	EUR	25,000,000	29,117,596

			140,101,580

Russia—0.4%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	132,500,000	2,161,634

Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[2]		12,910,000	12,832,540

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[2]		10,620,000	10,939,131

			25,933,305

Serbia—0.4%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[2]		11,685,000	12,130,198

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[2]		12,495,000	13,197,844

			25,328,042

Singapore—0.5%
Republic of Singapore Sr. Unsec. Bonds:
1.625%, 10/1/19	SGD	20,000,000	14,782,373
2.375%, 4/1/17	SGD	25,130,000	19,140,483

			33,922,856

5   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

South Africa—1.3%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 9/16/25		$16,150,000	$17,940,130
Series R208, 6.75%, 3/31/21	ZAR	514,540,000	40,036,296

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	25,016,547
Series R186, 10.50%, 12/21/26	ZAR	90,100,000	8,624,131
			91,617,104

Spain—0.3%
Kingdom of Spain Sr. Unsec. Bonds, 0.55%, 11/30/19[2,3]	EUR	17,059,500	19,231,223

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[2]		8,565,000	8,457,937
6.00%, 1/14/19[2]		9,030,000	9,244,463
6.25%, 10/4/20[2]		3,055,000	3,142,984

			20,845,384

Sweden—0.2%
Kingdom of Sweden Unsec. Bonds, Series 1052, 4.25%, 3/12/19	SEK	108,600,000	15,145,232

Turkey—1.2%
Republic of Turkey Bonds:
4.875%, 4/16/43		11,950,000	10,918,835
8.20%, 7/13/16	TRY	33,900,000	12,478,858
8.30%, 10/7/15	TRY	14,215,000	5,300,724
8.50%, 7/10/19	TRY	45,000,000	16,365,050
8.80%, 11/14/18	TRY	44,165,000	16,209,219

Republic of Turkey Sr. Unsec. Bonds, 4.35%, 11/12/21	EUR	7,830,000	9,451,221

Republic of Turkey Unsec. Bonds:
6.30%, 2/14/18	TRY	28,925,000	10,030,330
9.00%, 3/8/17	TRY	6,615,000	2,454,841

			83,209,078

United Arab Emirates—0.1%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		4,675,000	4,191,381

United Kingdom—5.4%
United Kingdom Unsec. Treasury Bonds:
3.75%, 9/7/21	GBP	104,275,000	184,159,656
4.00%, 9/7/16	GBP	28,200,000	46,141,658
4.25%, 12/7/55	GBP	15,155,000	33,481,060
4.75%, 12/7/38	GBP	37,875,000	81,029,113
6.00%, 12/7/28	GBP	14,500,000	32,621,561

			377,433,048

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		10,810,000	10,323,550

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19		2,605,000	1,022,463

6   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Vietnam—0.1%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[2]		$6,725,000	$6,758,625

Total Foreign Government Obligations (Cost $3,872,083,264)			3,691,204,170

Corporate Bonds and Notes—38.7%

Consumer Discretionary—1.9%

Auto Components—0.2%

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	4,403,964
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	8,143,850

			12,547,814

Automobiles—0.5%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[2]		11,800,000	11,962,852

Volkswagen International Finance NV:
2.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	13,780,000	14,733,932
3.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,010,000	8,187,050

			34,883,834

Hotels, Restaurants & Leisure—0.1%

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[2]	EUR	5,160,000	5,495,484

Household Durables—0.0%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[2]		3,165,000	3,043,527

Media—0.9%

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[2]	EUR	9,625,000	10,876,633

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4% Sr. Sec. Nts., 1/15/25[2]	EUR	2,000,000	2,283,661

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	8,100,000	9,843,137

Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[2]	GBP	2,500,000	4,104,891
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000	5,871,806

Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[2]	GBP	7,000,000	10,622,317
6.00% Sr. Sec. Nts., 4/15/21	GBP	8,932,500	14,666,774

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		1,920,000	1,966,752

			60,235,971

Multiline Retail—0.1%

LS Finance 2017 Ltd., 5.25% Sr. Unsec. Nts., 1/26/17		5,000,000	5,228,710

SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[2]		2,165,000	2,159,207

			7,387,917

Textiles, Apparel & Luxury Goods—0.1%

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[2]	GBP	3,850,000	5,890,518

Consumer Staples—0.4%

Beverages—0.2%

JB y Co. SA de CV, 3.75% Sr. Unsec. Nts., 5/13/25[2]		1,245,000	1,209,854

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[2]		6,000,000	6,310,092

7   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Beverages (Continued)

Pernod Ricard SA: (Continued)
5.75% Sr. Unsec. Nts., 4/7/21[2]	$5,000,000	$5,630,880

		13,150,826

Food & Staples Retailing—0.1%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[2]	9,915,000	9,995,242

Food Products—0.1%

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[2]	2,265,000	2,233,856

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[2]	1,000,000	1,010,000

		3,243,856

Energy—4.4%

Energy Equipment & Services—0.9%

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[2]	2,205,000	2,212,550

Odebrecht Offshore Drilling Finance Ltd., 6.625% Sr. Sec. Nts., 10/1/22[2]	4,905,383	3,384,714

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]	30,823,000	27,509,527
6.45% Sr. Unsec. Nts., 5/30/44[2]	6,600,000	6,534,000

Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	1,540,000	1,559,250

Sinopec Group Overseas Development 2015 Ltd.:
2.50% Sr. Unsec. Nts., 4/28/20[2]	12,705,000	12,573,122
3.25% Sr. Unsec. Nts., 4/28/25[2]	6,355,000	6,110,320

		59,883,483

Oil, Gas & Consumable Fuels—3.5%

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[2]	9,930,000	10,438,654

CNOOC Nexen Finance 2014 ULC, 4.25% Sr. Unsec. Nts., 4/30/24	6,620,000	6,763,674

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[2]	3,760,000	3,487,400

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[2]	1,945,000	1,959,587

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[2]	13,665,000	12,657,206

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	16,855,000	18,418,032

KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[2]	8,505,000	7,139,225

Korea Resources Corp., 2.25% Sr. Unsec. Nts., 4/29/20[2]	10,000,000	9,853,750

Kunlun Energy Co. Ltd.:
2.875% Sr. Unsec. Nts., 5/13/20[2]	3,105,000	3,069,230
3.75% Sr. Unsec. Nts., 5/13/25[2]	3,105,000	3,011,912

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[2]	5,285,000	5,146,269

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[2]	2,830,000	2,466,062

Oil India Ltd., 5.375% Sr. Unsec. Nts., 4/17/24	13,240,000	14,147,218

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	5,711,000	5,859,669
5.45% Sr. Unsec. Nts., 10/14/21[2]	3,761,000	4,061,842

Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[2]	5,915,000	4,295,769

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23[4]	3,270,000	2,858,634
5.375% Sr. Unsec. Nts., 1/27/21[4]	3,275,000	3,159,720

8   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petroleos de Venezuela SA:
5.375% Sr. Unsec. Nts., 4/12/27		$7,000,000	$2,432,500
6.00% Sr. Unsec. Nts., 11/15/26[2]		18,275,000	6,533,313

Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 7/23/20[2]		26,465,000	26,821,748
4.50% Sr. Unsec. Nts., 1/23/26[2]		26,450,000	25,918,355
5.50% Sr. Unsec. Nts., 6/27/44[2]		3,475,000	3,214,375
5.625% Sr. Unsec. Nts., 1/23/46[2]		23,155,000	21,706,655

Reliance Holding USA, Inc., 5.40% Sr. Unsec. Nts., 2/14/22[2]		3,310,000	3,570,480

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[2]		12,805,000	12,497,718

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[2,5]		660,000	664,125

Repsol International Finance BV, 2.25% Sr. Unsec. Nts., 12/10/26	EUR	2,000,000	2,143,556

Shell International Finance BV, 3.25% Sr. Unsec. Nts., 5/11/25		10,000,000	9,907,830

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[2]		1,520,000	1,415,105

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[2]		4,056,000	3,696,030

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[2]		6,770,000	6,719,225

			246,034,868

Financials—19.7%

Capital Markets—1.4%

Credit Suisse (New York), 1.75% Sr. Unsec. Nts., 1/29/18		15,000,000	14,940,270

Credit Suisse Group AG:
7.50% Jr. Sub. Perpetual Bonds[1,2,5]		4,105,000	4,286,671
7.50% Jr. Sub. Perpetual Bonds[1,5]		17,195,000	17,977,441

Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		10,000,000	9,539,360
7.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	2,900,000	4,362,969

Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[2]	EUR	2,310,000	2,439,953
4.75% Sr. Sec. Nts., 5/15/23[2]		460,000	450,800

Seven & Seven Ltd., 1.404% Sr. Unsec. Nts., 9/11/19[1,2]		4,500,000	4,500,680

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,919,648

UBS AG (Stamford CT), 7.625% Sub. Nts., 8/17/22		3,000,000	3,517,200

UBS Group AG, 7% Jr. Sub. Perpetual Bonds[1,5]		18,000,000	18,324,468

			96,259,460

Commercial Banks—13.7%

Abbey National Treasury Services plc, 2.35% Sr. Unsec. Nts., 9/10/19		6,000,000	6,000,354

Akbank TAS:
4.00% Sr. Unsec. Nts., 1/24/20[2]		7,280,000	7,109,211
7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,744,162

Altice Financing SA, 5.25% Sr. Sec. Nts., 2/15/23[2]	EUR	2,000,000	2,252,358

Altice SA, 6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	3,410,000	3,633,302

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		612,810	—

Banco ABC Brasil SA:
7.875% Sub. Nts., 4/8/20[2]		2,085,000	2,171,006
8.50% Sr. Unsec. Nts., 3/28/16[2]	BRL	8,360,000	2,608,080

Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[2]		5,085,000	4,985,842

9   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

Banco Bilbao Vizcaya Argentaria SA:
7.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,615,000	$14,123,604
9.00% Jr. Sub. Perpetual Bonds[1,5]		11,000,000	11,852,500

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[2]		7,940,000	8,608,945

Banco de Credito del Peru/Panama, 5.375% Sr. Unsec. Nts., 9/16/20[2]		3,310,000	3,599,625

Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[2]		15,125,000	16,046,748

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[2]	BRL	14,290,000	4,375,568

Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	1,700,000	1,848,518
6.375% Jr. Sub. Perpetual Bonds[1,5]		10,000,000	9,788,400

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		6,700,000	6,720,100

Bank of Baroda (London), 4.875% Sr. Unsec. Nts., 7/23/19[2]		3,310,000	3,530,999

Bank of Ireland, 10% Sub. Nts., 2/12/20	EUR	10,000,000	13,802,289

Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	8,548,133
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	16,112,384

Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 3.25% Sr. Unsec. Nts., 9/8/24[2]		10,000,000	9,885,940

Barclays plc:
4.375% Sub. Nts., 9/11/24		12,000,000	11,527,632
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	15,000,000	16,711,947
6.625% Jr. Sub. Perpetual Bonds[1,5]		3,000,000	2,931,159
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	11,068,000	17,011,427
8.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	8,000,000	9,498,522

BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[1,5]	GBP	11,200,000	17,734,384

BPCE SA, 4.50% Sub. Nts., 3/15/25[2]		5,000,000	4,837,320

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[6]		10,648,653	10,542,166

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]		7,720,000	9,033,095

Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,709,560

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[2]		9,995,000	10,324,835

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[2]		7,900,000	8,032,364

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[2]		3,530,000	3,558,667

Credit Agricole Assurances SA, 4.25% Perpetual Bonds[1,5]	EUR	10,000,000	10,753,442

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,5,6]		2,856,000	2,984,520
8.375% Jr. Sub. Perpetual Bonds[1,5,6]		41,515,000	48,364,975
8.375% Jr. Sub. Perpetual Bonds[1,5]		1,975,000	2,300,875

Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,865,000	11,061,960
5.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,000,000	6,693,046

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,531,548

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,852,269
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,280,873

Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		13,230,000	12,777,706

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		6,870,000	6,638,138

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[1,5]	GBP	3,770,000	6,325,393

HSBC Holdings plc:
6.375% Jr. Sub. Perpetual Bonds[1,5]		20,650,000	20,727,438

10 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

HSBC Holdings plc: (Continued)
6.375% Jr. Sub. Perpetual Bonds[1,5]		$29,915,000	$30,139,363

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		3,395,000	3,506,729

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[2]		10,585,000	11,007,871

Industrial & Commercial Bank of China Ltd., 6% Jr. Sub. Perpetual Bonds[2]	CNY	50,000,000	8,277,617

ING Groep NV, 6.50% Jr. Sub. Perpetual Bonds[1,5]		15,000,000	14,540,625

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]		8,955,000	8,703,947

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		3,310,000	3,417,052

Lloyds Banking Group plc:
4.50% Sub. Nts., 11/4/24		2,000,000	2,002,098
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	13,000,000	20,531,526
7.625% Jr. Sub. Perpetual Bonds[1,5]	GBP	8,000,000	12,997,983

Mitsubishi UFJ Trust & Banking Corp., 1.60% Sr. Unsec. Nts., 10/16/17[2]		7,000,000	6,989,528

Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[2]		10,000,000	10,084,120

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,251,310

NN Group NV:
4.625% Sub. Nts., 4/8/44[1]	EUR	14,640,000	16,872,692
6.375% Sub. Nts., 5/7/27[1]	EUR	26,900,000	32,340,698

Nordea Bank AB, 6.125% Jr. Sub. Perpetual Bonds[1,2,5]		7,505,000	7,427,601

Oversea-Chinese Banking Corp. Ltd.:
3.75% Sub. Nts., 11/15/22[1]		4,500,000	4,645,125
4.00% Sub. Nts., 10/15/24[1,2]		22,000,000	22,537,900
4.25% Sub. Nts., 6/19/24[2]		15,000,000	15,138,480

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,5]	GBP	8,355,000	13,991,917

Royal Bank of Scotland Group plc:
3.625% Sub. Nts., 3/25/24[1]	EUR	9,000,000	10,238,988
7.64% Jr. Sub. Perpetual Bonds, Series U1,5		8,855,000	9,505,843

Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	3,020,000	3,245,042
13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	26,541,005

Santander Holdings USA, Inc., 2.65% Sr. Unsec. Nts., 4/17/20		5,000,000	4,916,730

Santander UK plc, 5% Sub. Nts., 11/7/23[2]		2,800,000	2,866,377

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	1,760,000	2,772,313

Skandinaviska Enskilda Banken AB:
2.375% Sr. Unsec. Nts., 11/20/18[2]		12,000,000	12,209,328
5.75% Jr. Sub. Perpetual Bonds[1,5]		13,415,000	13,218,819

Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	4,703,545
5.922% Jr. Sub. Perpetual Bonds[1,2,5]		13,470,000	13,857,262
5.922% Jr. Sub. Perpetual Bonds[1,5]		1,390,000	1,429,963
6.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	7,492,376
7.875% Jr. Sub. Perpetual Bonds[1,2,5]		10,000,000	10,075,000

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	4,308,059

Standard Chartered plc:
3.20% Sr. Unsec. Nts., 4/17/25[2]		15,000,000	14,231,850
6.50% Jr. Sub. Perpetual Bonds[1,2,5]		11,480,000	11,590,518

Svenska Handelsbanken AB, 5.25% Jr. Sub. Perpetual Bonds[1,5]		20,000,000	19,432,060

11 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[2]		$16,310,000	$16,367,085

Turkiye Garanti Bankasi AS, 5.25% Sr. Unsec. Nts., 9/13/22[2]		6,620,000	6,727,244

Turkiye Halk Bankasi AS:
3.875% Sr. Unsec. Nts., 2/5/20[2]		6,605,000	6,380,892
4.75% Sr. Unsec. Nts., 6/4/19[2]		2,590,000	2,615,227

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[2]		2,595,000	2,552,079

Turkiye Vakiflar Bankasi TAO:
5.00% Sr. Unsec. Nts., 10/31/18[2]		6,605,000	6,787,298
6.875% Sub. Nts., 2/3/25[1,2]		4,720,000	4,660,811

UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[1,5]		2,000,000	1,970,122

United Overseas Bank Ltd., 2.875% Sub. Nts., 10/17/22[1]		18,000,000	18,280,800

Woori Bank:
4.75% Sub. Nts., 4/30/24[2]		14,527,000	15,044,423
5.00% Jr. Sub. Nts., 6/10/45[1,2]		12,445,000	12,309,262

Yapi ve Kredi Bankasi AS, 5.125% Sr. Unsec. Nts., 10/22/19[2]		6,620,000	6,752,592

			946,580,424

Diversified Financial Services—2.3%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[1,5]	EUR	14,630,000	16,504,347

AyT Cedulas Cajas X Fondo de Titulizacion de Activos, 3.75% Sec. Nts., 6/30/25	EUR	5,000,000	6,497,569

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[2,5]	EUR	19,630,000	22,628,163

Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[2]		6,565,000	6,187,513
5.75% Sub. Nts., 9/28/22[2]		3,480,000	3,219,000

Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	23,240,000	21,564,647

Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	EUR	5,000,000	6,563,456

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		2,410,000	2,434,100

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[2]		24,865,000	26,330,096

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[2]	EUR	4,820,000	5,756,444

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[2]		5,810,000	5,914,580

InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[2]		755,000	780,481

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[2]		3,280,000	3,299,352

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[6]	MXN	34,101,099	220,666

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	12,095,951

Nationwide Building Society, 1.25% Sr. Unsec. Nts., 3/3/25	EUR	9,000,000	9,386,780

Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[2]		5,090,000	3,843,968

Power Finance Corp., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,827,970

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,995,446

			160,050,529

Insurance—1.9%

Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,036,879

Aquarius+Investments plc for Swiss Reinsurance Co. Ltd., 6.375% Sub. Nts., 9/1/24[1]		3,755,000	3,899,830

Assicurazioni Generali SpA:
7.75% Sr. Sub. Nts., 12/12/42[1]	EUR	14,385,000	19,146,393
10.125% Sr. Sub. Nts., 7/10/42[1]	EUR	15,000,000	22,147,275

Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,890,000	11,422,637

12 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Insurance (Continued)

AXA SA, 3.658% Jr. Sub. Perpetual Bonds[1,5]	AUD	10,000,000	$7,598,502

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,5,6]		27,305,000	28,165,108

Swiss Reinsurance Co. via ELM BV:
3.41% Jr. Sub. Perpetual Bonds[1,5]	AUD	13,000,000	9,790,780
6.302% Sub. Perpetual Bonds[1,5]	GBP	7,340,000	12,441,196

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,6]		5,000,000	5,212,500

			131,861,100

Real Estate Investment Trusts (REITs)—0.1%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7]	MXN	27,602,566	—

Scentre Group Trust 1/Scentre Group Trust 2, 3.25% Sr. Unsec. Nts., 10/28/25[2]		7,000,000	6,676,495

TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[2]		3,890,000	4,065,050

			10,741,545

Real Estate Management & Development—0.2%

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,365,000	4,508,879

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		3,135,000	3,570,483

Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		3,045,000	3,204,315

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[2]	EUR	2,635,000	3,077,493

			14,361,170

Thrifts & Mortgage Finance—0.1%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,930,182
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,982,885

			5,913,067

Health Care—0.1%

Health Care Providers & Services—0.1%

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,065,850

Pharmaceuticals—0.0%

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	3,720,000	4,318,813

Industrials—2.4%

Aerospace & Defense—0.3%

BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[2]		9,880,000	9,724,706

Embraer Netherlands Finance BV, 5.05% Sr. Unsec. Nts., 6/15/25		7,895,000	7,914,738

			17,639,444

Air Freight & Couriers—0.1%

Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[2]		1,550,000	1,500,431

Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[2]		6,350,000	5,984,240

			7,484,671

Airlines—0.1%

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[2]		8,719,039	8,819,308

13 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Construction & Engineering—0.1%

China Overseas Finance Cayman II Ltd., 5.50% Sr. Unsec. Nts., 11/10/20		$5,000,000	$5,415,765

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[2]	BRL	9,645,000	2,264,594

			7,680,359

Electrical Equipment—0.1%

Doosan Heavy Industries & Construction Co. Ltd., 2.125% Sr. Unsec. Nts., 4/27/20[2]		6,000,000	5,899,896

Industrial Conglomerates—0.9%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[2]		2,540,000	2,616,200

CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		3,310,000	3,788,295
6.80% Sr. Unsec. Nts., 1/17/23		3,310,000	3,834,966
7.875% Sub. Perpetual Bonds[1,5]		3,310,000	3,450,675

General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	AUD	23,660,000	18,468,874

Hutchison Whampoa Europe Finance 13 Ltd., 3.75% Sub. Perpetual Bonds[1,5]	EUR	4,000,000	4,535,731

Hutchison Whampoa International 10 Ltd., 6% Sub. Perpetual Bonds[1,2,5]		10,000,000	10,137,500

Hutchison Whampoa International 12 Ltd., 6% Sub. Perpetual Bonds[1,2,5]		5,000,000	5,320,200

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[2]		9,865,000	9,693,152

			61,845,593

Machinery—0.1%

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[2]	EUR	5,145,000	6,077,178

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	925,000	1,094,740

			7,171,918

Road & Rail—0.4%

CAR, Inc., 6.125% Sr. Unsec. Nts., 2/4/20[2]		4,725,000	4,843,125

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[2]		7,175,000	7,556,853

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[2]		16,530,000	15,958,062

			28,358,040

Transportation Infrastructure—0.3%

DP World Ltd.:
3.25% Sr. Unsec. Nts., 5/18/20[2]		4,960,000	4,935,200
6.85% Sr. Unsec. Nts., 7/2/37[2]		5,245,000	5,753,765

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[2]		5,330,000	5,669,297

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[2]		2,395,000	2,305,420

			18,663,682

Information Technology—0.7%

Internet Software & Services—0.7%

Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[2]		4,300,000	4,254,007
3.125% Sr. Unsec. Nts., 11/28/21[2]		14,210,000	14,047,111

14 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Internet Software & Services (Continued)

Alibaba Group Holding Ltd.: (Continued)
4.50% Sr. Unsec. Nts., 11/28/34[2]		$4,630,000	$4,449,527

Baidu, Inc.:
3.00% Sr. Unsec. Nts., 6/30/20		10,000,000	9,983,320
4.125% Sr. Unsec. Nts., 6/30/25		7,500,000	7,472,393

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[2]	EUR	5,755,000	6,721,695

			46,928,053

Materials—3.0%

Chemicals—0.6%

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[2]		2,840,000	2,622,740
6.45% Sr. Unsec. Nts., 2/3/24		4,770,000	4,519,575

Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	5,170,117

Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[2]		5,030,000	5,218,625
5.875% Sr. Unsec. Nts., 9/17/44[2]		8,050,000	7,486,500

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	8,423,291
4.625% Sr. Unsec. Nts., 7/15/24		6,185,000	6,299,305

			39,740,153

Construction Materials—0.9%

CEMEX Espana SA, 9.875% Sr. Sec. Nts., 4/30/19[2]		12,505,000	13,745,496

Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[2]		3,935,000	4,402,281

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	4,180,000	4,499,883
4.75% Sr. Sec. Nts., 1/11/22[2]	EUR	2,440,000	2,739,548
5.70% Sr. Sec. Nts., 1/11/25[2]		17,720,000	16,943,864

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[2]		1,590,000	1,617,825

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000	2,320,177
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000	2,467,538
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,040,000	2,513,159

Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	3,205,000	4,135,213
5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,515,000	1,836,667

Pontis III Ltd. Sr. Sec. Nts., 6/8/25[2]		6,605,000	6,605,000

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]		1,870,000	1,895,712

			65,722,363

Containers & Packaging—0.1%

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		4,025,000	3,932,425

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[2]		5,290,000	5,567,725

			9,500,150

Metals & Mining—1.2%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	1,250,000	899,902
5.95% Sr. Unsec. Nts., 7/31/24		3,480,000	3,494,686

15 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Metals & Mining (Continued)

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	$5,409,646
5.25% Sr. Unsec. Nts., 2/25/17		5,335,000	5,555,069

FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[2]		3,690,000	3,127,275

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[2]	EUR	4,415,000	5,156,757
5.875% Sr. Sec. Nts., 5/31/20	EUR	1,640,000	1,915,793

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[2]		11,880,000	11,911,304
4.95% Sr. Unsec. Nts., 11/15/21[2]		4,160,000	4,369,905

Glencore Funding LLC:
2.875% Sr. Unsec. Nts., 4/16/20[2]		15,000,000	14,706,075
4.125% Sr. Unsec. Nts., 5/30/23[2]		7,515,000	7,273,062

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,149,850

Southern Copper Corp., 3.875% Sr. Unsec. Nts., 4/23/25		4,450,000	4,297,098

Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[2]		10,480,000	10,716,533

			79,982,955

Paper & Forest Products—0.2%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		4,280,000	4,301,400

Inversiones CMPC SA:
4.75% Sr. Unsec. Nts., 9/15/24[2]		3,055,000	3,095,616
6.125% Sr. Unsec. Nts., 11/5/19[2]		1,980,000	2,213,072

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[2]		1,690,000	1,749,150

			11,359,238

Telecommunication Services—2.4%

Diversified Telecommunication Services—1.3%

AT&T, Inc., 2.45% Sr. Unsec. Nts., 3/15/35	EUR	10,000,000	9,641,546

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[2]		2,285,000	2,270,719
8.50% Sub. Perpetual Bonds[1,2,5]		3,305,000	3,434,556

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[2]		2,945,000	3,176,919

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[2]		6,945,000	6,825,546

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,995,000	13,619,317

Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[2]	BRL	19,740,000	5,936,412

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		14,857,000	16,788,410

Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,400,000	17,060,698

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[2]		7,830,000	7,833,563

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23	EUR	1,440,000	1,750,106

			88,337,792

Wireless Telecommunication Services—1.1%

Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[2]		13,180,000	13,011,296

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[2]		3,410,000	3,213,925

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[2]		1,360,000	1,338,579

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000	6,590,000

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[2]		4,800,000	4,303,200

16 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Wireless Telecommunication Services (Continued)

Telefonica Europe BV:
5.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	2,000,000	$2,368,180
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,236,783
6.75% Jr. Sub. Perpetual Bonds[1,5]	GBP	10,125,000	16,766,078

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,375,000	6,368,798

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	2,167,106

Vimpel-Communications OJSC, 10% Sr. Unsec. Nts., 3/8/22[1]	RUB	95,300,000	1,597,572

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	5,695,000	6,353,636

			76,315,153

Utilities—3.7%

Electric Utilities—2.9%

E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[2]		2,160,000	2,169,543

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[2]		11,205,000	11,762,673
6.00% Sr. Unsec. Nts., 2/2/18[2]		1,880,000	2,018,859

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,5]		5,498,000	5,525,490
5.625% Jr. Sub. Perpetual Bonds[1,2,5]		2,580,000	2,633,535
5.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	9,600,000	15,045,897
6.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,065,000	9,691,311

Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[2]		12,930,000	15,095,775

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[1]	EUR	7,490,000	8,263,142

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]		15,000,000	16,428,525

Enel SpA, 5% Sub. Nts., 1/15/75[1]	EUR	9,320,000	10,902,430

Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[2]		10,235,000	10,426,702
7.125% Sr. Unsec. Nts., 2/11/25[2]		6,610,000	6,701,086

Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,825,000	8,194,580

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[2]		8,335,000	9,531,072
7.25% Sr. Sec. Nts., 1/15/19[2]		18,180,000	20,588,850

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	15,303,643

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[2]		27,735,000	29,468,437

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,052,122

			201,803,672

Gas Utilities—0.2%

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[2]		5,090,000	5,395,400

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[2]		2,645,000	2,605,325

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[2]		4,850,000	4,889,867

			12,890,592

Independent Power and Renewable Electricity Producers—0.4%

Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[2]		3,070,000	3,069,524

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[2]		12,675,000	12,991,875

17 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	745,000	$897,399

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		3,310,000	3,335,613

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[6]	GBP	4,150,000	6,814,118

			27,108,529

Multi-Utilities—0.2%

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[2]		4,445,000	4,321,176

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	9,405,000	11,078,519

			15,399,695

Total Corporate Bonds and Notes (Cost $2,779,398,143)			2,676,596,554
		Shares

Common Stock—0.0%

JP Morgan International, GDR[8] (Cost $0)		868,851	—
		Principal Amount

Structured Securities—0.3%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	220,242,600	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	64,600,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sec. Nts., 4/30/25[2,9]		3,303,737	2,018,770
3.138% Sr. Sec. Nts., 4/30/25[2,9]		3,248,519	1,985,028
3.191% Sec. Nts., 4/30/25[2,9]		4,044,670	2,471,521
3.242% Sr. Sec. Nts., 4/30/25[2,9]		4,616,377	2,820,866
3.269% Sec. Nts., 4/30/25[2,9]		3,687,945	2,253,542
3.346% Sr. Sec. Nts., 4/30/25[2,9]		3,466,511	2,118,234
3.797% Sr. Sec. Nts., 4/30/25[2,9]		4,209,469	2,572,223
3.894% Sec. Nts., 4/30/25[2,9]		3,634,203	2,220,703

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 6.697%, 10/22/15[1,6]	MXN	197,902	11,455
Cl. 2B, 6.697%, 10/22/15[1,6]	MXN	346,234	20,042
Cl. 2C, 6.697%, 10/22/15[1,6]	MXN	5,220,366	302,178
Cl. 2D, 6.697%, 10/22/15[1,6]	MXN	380,453	22,022
Cl. 2E, 6.697%, 10/22/15[1,6]	MXN	276,406	16,000
Cl. 2F, 6.697%, 10/22/15[1,6]	MXN	176,527	10,218
Cl. 2G, 6.697%, 10/22/15[1,6]	MXN	32,509	1,882

LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[7,9]		11,734	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	181,674,892	1,452,587

Total Structured Securities (Cost $38,761,929)			20,297,271

Short-Term Notes—2.8%

United States Treasury Bills:
0.043%, 10/29/15[9,10]		$125,000,000	125,003,125
0.06%, 8/13/15[9,10,11]		70,000,000	69,994,983

Total Short-Term Notes (Cost $194,977,275)			194,998,108

18 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise	Expiration
			Price	Date		Contracts	Value

Exchange-Traded Option Purchased—0.1%

Euro Bundesobligation Futures, 9/15 Call[8] (Cost $4,282,677)		EUR	154.500	8/21/2015	EUR	4,000	$3,879,678

			Exercise	Expiration
Counterparty			Price	Date		Contracts	Value

Over-the-Counter Options Purchased—0.2%

BRL Currency Call[8]	JPM	JPY	44.400	9/6/16	BRL	225,000,000	$ 156,162

BRL Currency Call[8]	GSG	BRL	2.580	12/4/15	BRL	391,100,000	30,897

BRL Currency Call[8]	GSG	JPY	45.500	8/18/16	BRL	175,000,000	61,230

BRL Currency Call[8]	GSG	JPY	44.000	8/25/16	BRL	132,000,000	109,343

CAD Currency Put[8]	TDB	CAD	1.240	7/22/15	CAD	200,000,000	1,991,600

CAD Currency Put[8]	BOA	CAD	1.300	7/20/15	CAD	2,750,000	55,712

EUR Currency Call[8]	CITNA-B	EUR	1.159	7/31/15	EUR	200,000,000	652,000

EUR Currency Call[8]	BOA	EUR	1.160	7/9/15	EUR	200,000,000	120,800

EUR Currency Put[8]	BOA	EUR	1.063	7/20/15	EUR	10,625,000	2,398,236

EUR Currency Call[8]	GSG	EUR	1.160	7/9/15	EUR	200,000,000	120,800

EUR Currency Call[8]	JPM	EUR	1.160	7/9/15	EUR	200,000,000	120,800

EUR Currency Put[8,14]	BOA	EUR	0.950	3/30/16	EUR	10,000,000	722,813

EUR Currency Put[8]	GSG	EUR	1.000	7/31/15	EUR	10,000,000	199,743

GBP Currency Put[8]	BOA	GBP	1.490	7/2/15	GBP	300,000,000	—

GBP Currency Put[8]	BAC	GBP	1.500	7/20/15	GBP	15,000,000	639,665

GBP Currency Call[8]	JPM	GBP	1.580	7/16/15	GBP	150,000,000	1,008,000

INR Currency Call[8]	BOA	INR	62.500	8/27/15	INR	6,250,000,000	106,250

INR/BRL/PLN Basket Call[8]	CITNA-B	USD	1.000	8/31/15	USD	150,000,000	1,773,300

JPY Currency Call[8]	BOA	JPY	118.000	12/7/15	JPY	23,600,000,000	2,100,400

JPY Currency Call[8]	CITNA-B	JPY	118.000	9/8/15	JPY	17,700,000,000	619,500

JPY Currency Call[8]	GSG	JPY	118.000	12/7/15	JPY	35,400,000,000	3,150,600

MXN Currency Call[8]	JPM	MXN	14.723	3/16/16	MXN	981,540,000	471,139

MXN Currency Call[8]	CITNA-B	MXN	14.755	3/16/16	MXN	1,967,340,000	989,572

19 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise	Expiration
Counterparty			Price	Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

MXN Currency Call[8]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	$621,225

NOK Currency Put[8]	BOA	NOK	7.960	7/7/15	NOK	796,000,000	440,984

TWD Currency Call[8]	BOA	TWD	32.500	8/26/15	TWD	5,000,000	307,847

Total Over-the-Counter Options Purchased (Cost $49,606,874)							18,968,618

Counterparty		Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional (000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 6/20/20 Put[8]	BAC	Sell	CDX.NA.HY. 24	107.000%	9/16/15	USD	100,000	469,740

Credit Default Swap maturing 6/20/20 Put[8]	JPM	Sell	iTraxx Europe Crossover Series 23 Version 1	3.000	9/16/15	EUR	125,000	1,146,414

Credit Default Swap maturing 6/20/20 Put[8]	JPM	Sell	iTraxx Europe Crossover Series 23 Version 1	2.750	8/19/15	EUR	47,200	189,004

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $1,780,835)								1,805,158

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.6%

Cap Swap Maturing 3/9/16 Call[8]	BAC	Pay	MAX[0; (FRO 1 - FRO 2)- Strike Swap Rate]x 10	0.450%	3/7/16	EUR	100,000	1,700,292

Interest Rate Swap maturing 1/2/17 Call[8]	BOA	Pay	BZDI	12.545	1/4/16	BRL	125,000	39,250

Interest Rate Swap maturing 1/2/19 Call[8]	BOA	Pay	BZDI	11.420	1/4/16	BRL	125,000	102,338

Interest Rate Swap maturing 1/4/21 Call[8]	BOA	Pay	BZDI	11.380	1/4/16	BRL	112,500	220,693

Interest Rate Swap maturing 10/13/20 Call[8]	GSG	Receive	Three- Month USD BBA LIBOR	2.280	10/9/15	USD	250,000	822,150

20 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 10/5/25 Call[8]	BAC	Receive	Three- Month USD BBA LIBOR	3.000%	10/1/15	USD	200,000	$875,160

Interest Rate Swap maturing 11/18/25 Call[8]	BAC	Receive	Three- Month USD BBA LIBOR	3.335	11/16/15	USD	200,000	1,668,456

Interest Rate Swap maturing 11/20/28 Call[8]	BOA	Receive	Three- Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	306,471

Interest Rate Swap maturing 12/14/35 Call[8]	BOA	Pay	Six-Month JPY BBA LIBOR	1.113	12/10/15	JPY	5,000,000	366,113

Interest Rate Swap maturing 12/21/45 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.943	12/17/15	USD	150,000	7,913,291

Interest Rate Swap maturing 4/30/24 Call[8]	GSG	Receive	Three- Month KRW CD KSDA	3.530	4/29/19	KRW	100,000,000	369,361

Interest Rate Swap maturing 5/19/25 Call[8]	JPM	Receive	Six-Month SGD SOR VWAP	3.170	5/15/20	SGD	100,000	2,595,521

Interest Rate Swap maturing 5/19/25 Call[8]	JPM	Pay	Six-Month SGD SOR VWAP	3.170	5/15/20	SGD	100,000	1,416,498

Interest Rate Swap maturing 5/30/33 Putl[8]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	2,495,063

Interest Rate Swap maturing 7/21/25 Call[8]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	48,850	2,022

Interest Rate Swap maturing 7/21/25 Call[8]	GSG	Receive	Six-Month EUR EURIBOR	2.750	7/17/15	EUR	111,370	—

Interest Rate Swap maturing 7/29/25 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.750	7/27/15	USD	150,000	327,560

Interest Rate Swap maturing 8/11/25 call[8]	JPM	Receive	Three- Month USD BBA LIBOR	2.618	8/7/15	USD	125,000	850,506

21 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 8/11/25 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.585%	8/7/15	USD	150,000	$1,171,767

Interest Rate Swap maturing 9/25/44 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	4.000	9/23/19	USD	100,000	6,481,673

Interest Rate Swap maturing 9/26/39 Call[8]	GSG	Receive	Three- Month USD BBA LIBOR	4.000	9/24/19	USD	175,000	10,050,738

Interest Rate Swap maturing 9/8/35 Call[8]	GSG	Receive	Three- Month USD BBA LIBOR	3.220	9/3/15	USD	55,867	814,653

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $57,433,422)								40,589,576

	Shares

Investment Company—0.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[12,13] (Cost $58,184,943)	58,184,943	58,184,943

Total Investments, at Value (Cost $7,214,419,427)	99.0%	6,853,636,129

Net Other Assets (Liabilities)	1.0	71,060,736

Net Assets	100.0%	$6,924,696,865

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,040,134,382 or 29.46% of the Fund’s net assets as of June 30, 2015.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $102,687,850, which represents 1.48% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13-7/25/14	$10,974,035	$10,542,166	$(431,869)
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds	10/24/13-12/18/13	2,828,187	2,984,520	156,333
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	5/1/13-4/29/15	45,276,501	48,364,975	3,088,474

22 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 6.697%, 10/22/15	5/21/08	$19,078	$11,455	$(7,623)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 6.697%, 10/22/15	6/12/08	33,375	20,042	(13,333)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 6.697%, 10/22/15	6/18/08	506,371	302,178	(204,193)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 6.697%, 10/22/15	7/8/08	36,876	22,022	(14,854)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 6.697%, 10/22/15	7/15/08	26,836	16,000	(10,836)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 6.697%, 10/22/15	8/8/08	17,374	10,218	(7,156)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 6.697%, 10/22/15	8/22/08	3,206	1,882	(1,324)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-4/28/15	6,874,484	6,814,118	(60,366)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,122,186	220,666	(2,901,520)
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	7/25/13-1/29/15	28,093,985	28,165,108	71,123
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	1/9/15	5,294,182	5,212,500	(81,682)

		$103,106,676	$102,687,850	$(418,826)

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Non-income producing security.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $63,436,756. See Note 5 of the accompanying Notes.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $10,299,262. See Note 5 of the accompanying Notes.

23 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	4,152,674,159	4,094,489,216	58,184,943

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$58,184,943	$204,150

13. Rate shown is the 7-day yield as of June 30, 2015.

14. Knock-out option expires worthless if at any time spot rates are less than or equal to 1.04 USD per 1 EUR.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Mexico	$853,860,661	12.5%
United Kingdom	765,726,008	11.2
Brazil	741,391,310	10.8
United States	345,703,403	5.0
India	335,295,986	4.9
Japan	280,438,250	4.1
Italy	259,504,857	3.8
Indonesia	216,982,622	3.2
Turkey	193,806,016	2.8
France	192,419,425	2.8
Spain	175,980,194	2.6
Switzerland	156,454,250	2.3
Netherlands	154,791,859	2.3
Portugal	153,883,112	2.2
Australia	135,805,531	2.0
South Africa	124,702,954	1.8
China	123,387,632	1.8
Germany	109,385,359	1.6
Singapore	108,261,887	1.6
Colombia	94,528,016	1.4
Canada	89,379,900	1.3
Peru	89,157,598	1.3
Belgium	73,773,629	1.1
Sweden	68,527,780	1.0
Chile	65,848,336	1.0
Ireland	62,533,354	0.9
Panama	62,057,200	0.9
South Korea	61,061,549	0.9
Luxembourg	60,793,323	0.9
Dominican Republic	58,637,469	0.9
Denmark	55,877,562	0.8
Russia	51,726,888	0.7
Ivory Coast	47,867,441	0.7
Hungary	42,043,226	0.6
United Arab Emirates	34,983,330	0.5

24 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Sri Lanka	$32,941,335	0.5%
Israel	32,079,510	0.5
New Zealand	31,893,899	0.5
Croatia	31,288,442	0.5
Serbia	25,328,042	0.4
Hong Kong	25,222,141	0.4
Morocco	25,125,761	0.4
Malaysia	22,392,851	0.3
Kazakhstan	16,196,509	0.2
Philippines	15,303,643	0.2
Kenya	14,863,724	0.2
Jersey, Channel Islands	12,407,234	0.2
Uruguay	10,323,550	0.1
Argentina	10,222,725	0.1
Jamaica	10,039,471	0.1
Venezuela	9,988,275	0.1
Egypt	9,964,707	0.1
China Offshore	8,277,617	0.1
Eurozone	7,372,925	0.1
Vietnam	6,758,625	0.1
Cayman Islands	6,731,156	0.1
Austria	6,368,798	0.1
Poland	6,333,971	0.1
Angola	6,124,221	0.1
Ecuador	5,128,175	0.1
Thailand	4,832,157	0.1
Supranational	4,531,548	0.1
Paraguay	3,532,200	0.0
Barbados	3,176,919	0.0
Norway	2,000,234	0.0
Taiwan	307,847	0.0

Total	$6,853,636,129	100.0%

Forward Currency Exchange Contracts as of June 30, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	11/2015	EUR	59,550	USD	67,355	$—	$814,980
BAC	11/2015	GBP	54,525	USD	83,608	1,980,664	—
BAC	07/2015	INR	291,000	USD	4,539	25,316	—
BAC	11/2015	USD	83,903	EUR	75,000	99,873	—
BAC	11/2015	USD	67,110	GBP	43,781	—	1,613,583
BAC	07/2015	USD	5,536	RUB	365,400	—	1,057,608
BOA	11/2015	AUD	100,000	USD	77,018	—	450,280
BOA	11/2015	EUR	104,000	USD	117,406	—	1,198,250
BOA	11/2015	GBP	55,665	USD	85,592	1,799,360	12,969
BOA	08/2015	IDR	1,334,141,000	USD	98,261	572,634	—
BOA	08/2015	INR	6,978,000	USD	107,354	1,462,039	—
BOA	11/2015	JPY	5,300,000	USD	43,194	215,992	—
	07/2015 -
BOA	10/2015	KRW	109,399,600	USD	102,330	—	4,365,291
BOA	11/2015	NOK	81,380	USD	10,178	170,710	—
BOA	11/2015	SEK	740,147	USD	87,719	1,974,673	121,459

25 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	11/2015	USD	76,067	CAD	94,810	$286,908	$—
BOA	11/2015	USD	390,323	EUR	355,090	249,123	6,696,213
BOA	11/2015	USD	633,979	GBP	416,830	—	20,322,763
BOA	08/2015	USD	69,143	IDR	938,787,000	—	402,941
	07/2015 -
BOA	10/2015	USD	430,590	INR	28,039,000	—	6,279,744
	07/2015 -
BOA	09/2015	USD	49,000	KRW	51,341,000	3,021,502	—
	09/2015 -
BOA	12/2015	USD	304,977	MXN	4,705,200	8,427,938	—
BOA	11/2015	USD	68,668	SEK	580,750	—	1,614,187
BOA	08/2015	USD	60,643	ZAR	747,520	564,797	760,606
BOA	08/2015	ZAR	261,330	USD	20,508	760,693	—
CITNA-B	01/2016	BRL	90,000	USD	26,308	813,187	—
	07/2015 -
CITNA-B	11/2015	EUR	43,695	USD	49,261	863	446,252
CITNA-B	11/2015	GBP	3,375	USD	5,335	—	37,623
CITNA-B	11/2015	JPY	5,012,000	USD	40,918	133,817	—
CITNA-B	12/2015	MXN	318,100	USD	20,425	—	419,148
CITNA-B	08/2015	PLN	150,000	USD	40,121	—	286,531
CITNA-B	07/2015	RON	133,510	USD	35,205	—	1,943,476
CITNA-B	08/2015	TRY	291,600	USD	107,539	—	495,236
CITNA-B	11/2015	USD	169,714	EUR	150,180	1,912,105	—
CITNA-B	12/2015	USD	49,394	MXN	769,300	1,047,029	—
CITNA-B	07/2015	USD	27,454	RON	104,115	1,515,579	—
CITNA-B	11/2015	USD	78,075	SEK	654,000	—	1,071,472
CITNA-B	11/2015	USD	34,801	SGD	46,890	49,134	—
CITNA-B	07/2015	USD	43,156	TRY	107,760	3,277,259	—
	07/2015 -
DEU	08/2015	BRL	505,230	USD	160,870	1,434,027	40,551
DEU	11/2015	JPY	12,435,328	USD	101,333	522,341	—
	07/2015 -
DEU	08/2015	USD	258,273	BRL	810,620	259,338	1,270,777
DEU	11/2015	USD	10,734	EUR	9,530	85,842	—
DEU	11/2015	USD	39,036	JPY	4,790,400	—	201,219
DEU	08/2015	USD	75,918	ZAR	929,800	243,792	—
DEU	08/2015	ZAR	334,290	USD	27,295	—	87,650
	07/2015 -
GSCO-OT	01/2016	BRL	1,910,320	USD	596,851	6,173,873	332,079
	07/2015 -
GSCO-OT	07/2016	CNH	1,905,000	USD	300,697	2,406,003	184,737
GSCO-OT	11/2015	EUR	47,000	USD	51,603	913,603	—
GSCO-OT	07/2015	ILS	177,190	USD	45,699	1,254,588	—
GSCO-OT	11/2015	JPY	4,400,000	USD	35,597	441,465	—
	07/2015 -
GSCO-OT	01/2017	USD	799,134	BRL	2,533,700	22,858,416	7,251,324
	07/2015 -
GSCO-OT	07/2016	USD	300,944	CNH	1,905,000	—	1,974,145

26 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	11/2015	USD	76,677	EUR	68,000	$695,615	$—
	07/2015 -
GSCO-OT	08/2015	USD	49,370	INR	3,194,000	—	540,988
	07/2015 -
GSCO-OT	11/2015	USD	64,581	KRW	70,416,600	1,832,799	274,850
HSBC	11/2015	AUD	12,335	USD	9,472	—	27,532
HSBC	11/2015	DKK	202,940	USD	29,828	625,776	—
HSBC	11/2015	EUR	15,160	USD	16,959	53,547	73,614
HSBC	11/2015	GBP	2,935	USD	4,486	120,615	—
HSBC	07/2015	INR	223,000	USD	3,459	38,231	—
HSBC	11/2015	JPY	1,318,000	USD	10,746	49,662	—
HSBC	09/2015	USD	8,090	CNH	50,530	5,065	—
HSBC	11/2015	USD	38,115	DKK	259,325	—	799,642
HSBC	11/2015	USD	343,190	EUR	307,690	1,337,939	1,946,531
HSBC	11/2015	USD	8	GBP	5	—	218
HSBC	07/2015	USD	3,459	INR	223,000	—	38,231
HSBC	11/2015	USD	203,044	JPY	25,247,000	—	3,744,976
JPM	07/2015	BRL	512,480	USD	165,178	—	345,326
JPM	01/2016	CNH	734,110	USD	117,082	982,005	1,335,277
	07/2015 -
JPM	11/2015	EUR	266,305	USD	292,953	5,032,258	424,586
JPM	11/2015	GBP	1,310	USD	2,070	—	14,021
JPM	11/2015	JPY	6,803,000	USD	55,288	432,831	—
JPM	06/2018	KRW	134,400,000	USD	128,000	—	6,777,108
JPM	12/2015	MXN	730,000	USD	47,257	—	1,380,150
JPM	08/2015	MYR	165,965	USD	45,622	—	1,613,431
JPM	07/2015	RON	104,115	USD	26,458	—	520,362
JPM	07/2015	TRY	32,500	USD	11,906	206,232	—
	07/2015 -
JPM	01/2017	USD	226,896	BRL	712,970	6,003,458	153,657
JPM	11/2015	USD	3,272	CHF	3,090	—	52,984
JPM	01/2016	USD	114,691	CNH	734,110	—	2,036,902
	07/2015 -
JPM	11/2015	USD	90,091	EUR	80,190	574,048	4,313
JPM	08/2015	USD	83,047	IDR	1,122,348,000	—	97,510
JPM	07/2015	USD	44,986	ILS	177,190	—	1,967,922
JPM	11/2015	USD	163,081	JPY	20,032,000	—	997,438
	10/2015 -
JPM	06/2016	USD	154,000	KRW	161,911,600	9,291,246	—
JPM	12/2015	USD	46,318	MXN	721,100	1,000,446	—
JPM	08/2015	USD	21,899	MYR	79,665	774,464	—
JPM	07/2015	USD	15,783	PHP	700,000	275,112	—
JPM	07/2015	USD	32,508	RON	133,510	—	753,231
JPM	08/2015	USD	1,004	THB	34,000	—	970
JPM	08/2015	USD	142,023	TRY	378,760	2,983,139	—
MSCO	07/2015	BRL	84,840	USD	26,807	480,626	—
MSCO	11/2015	EUR	19,680	USD	22,308	—	318,124
MSCO	11/2015	GBP	61,335	USD	94,743	1,875,443	339,858

27 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

MSCO	11/2015	JPY	8,034,000	USD	65,073	$730,514	$—
MSCO	11/2015	USD	191,642	AUD	253,000	—	2,064,369
	07/2015 -
MSCO	01/2016	USD	143,450	BRL	417,930	15,292,583	47,505
MSCO	08/2015	USD	3,204	COP	8,254,000	55,162	—
MSCO	11/2015	USD	7,551	EUR	6,650	131,145	10,636
MSCO	11/2015	USD	156,055	GBP	102,470	—	4,793,460
MSCO	12/2015	USD	282,769	MXN	4,368,400	8,459,643	224,122
MSCO	11/2015	USD	33,490	NZD	47,000	2,013,057	—
MSCO	07/2015	USD	11,891	TRY	32,500	—	221,717
NOM	08/2015	USD	43,619	HUF	12,416,000	—	216,852
RBS	11/2015	EUR	28,000	USD	31,905	—	618,146
RBS	11/2015	USD	93,971	EUR	84,000	111,454	—
TDB	07/2015	BRL	688,630	USD	216,650	4,838,385	—
TDB	11/2015	EUR	1,000	USD	1,138	—	20,905
	07/2015 -
TDB	01/2016	USD	501,032	BRL	1,596,460	6,332,685	5,379,524
TDB	11/2015	USD	272,912	EUR	241,385	3,198,951	—

Total Unrealized Appreciation and Depreciation						$142,788,619	$101,930,082

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Australian Tresaury Bonds, 10 yr.	SFE	Buy	9/15/15	332	$32,086,293	$124,895
Euro Bundesobligation	EUX	Sell	9/8/15	320	54,226,303	(647,361)
Euro Buxl, 30 yr.	EUX	Buy	9/8/15	170	28,170,921	672,567
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/15	1,841	232,282,422	1,005,977
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	110	13,878,906	116,704
United States Treasury Ultra Bonds	CBT	Buy	9/21/15	119	18,333,438	(640,741)
United States Treasury Ultra Bonds	CBT	Sell	9/21/15	6	924,375	(9,202)

						$622,839

Exchange-Traded Option Written at June 30, 2015
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Euro Bundesobligation Futures, 8/15 Put	EUR	150.000	7/24/2015	EUR	(132)	$273,874	$(98,597)

Over-the-Counter Options Written at June 30, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put	GSG	JPY	28.000	8/18/16	JPY	(175,000,000)	$ 1,779,392	$(1,581,717)

BRL Currency Put	GSG	JPY	28.000	8/25/16	JPY	(132,100,000)	1,194,652	(1,227,604)

BRL Currency Put[1]	GSG	BRL	3.230	2/1/17	BRL	(121,102,500)	2,163,683	(5,576,528)

28 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put	JPM	JPY	29.100	9/6/16	BRL	(225,000,000)	$2,169,911	$(2,591,485)

CAD Currency Put[2]	TDB	CAD	1.280	7/22/15	CAD	(200,000,000)	734,375	(96,200)

EUR Currency Call	BOA	USD	1.190	7/9/15	EUR	(200,000,000)	371,280	(6,600)

EUR Currency Call[3]	CITNA-B	BRL	3.949	6/2/16	EUR	(50,000,000)	2,770,997	(2,763,131)

EUR Currency Call	CITNA-B	USD	1.189	7/31/15	EUR	(200,000,000)	606,135	(143,200)

EUR Currency Call	CITNA-B	INR	69.780	7/23/15	EUR	(37,500,000)	1,049,096	(1,093,667)

EUR Currency Call	CITNA-B	AUD	1.480	9/17/15	EUR	(164,000,000)	3,610,896	(1,606,763)

EUR Currency Call	CITNA-B	INR	73.460	4/25/16	EUR	(37,500,000)	2,114,394	(2,399,244)

EUR Currency Call	GSG	EUR	1.190	7/9/15	EUR	(200,000,000)	342,720	(6,600)

EUR Currency Put	GSG	JPY	135.000	9/4/15	EUR	(150,000,000)	1,569,847	(2,888,412)

EUR Currency Call	GSG	JPY	142.000	9/4/15	EUR	(100,000,000)	1,598,912	(734,447)

EUR Currency Call	JPM	EUR	1.190	7/9/15	EUR	(200,000,000)	343,434	(6,600)

INR Currency Put	BOA	INR	66.500	8/27/15	INR	(6,650,000,000)	1,062,900	(239,400)

INR Currency Call	BOA	INR	60.100	8/27/15	INR	(6,010,000,000)	389,300	—

INR Currency Put	BOA	INR	65.000	7/16/15	INR	(3,250,000,000)	704,400	(39,000)

JPY Currency Call	BOA	JPY	115.000	12/7/15	JPY	(23,000,000,000)	3,526,000	(1,150,000)

JPY Currency Call	GSG	JPY	115.000	12/7/15	JPY	(34,500,000,000)	5,268,000	(1,725,000)

MXN Currency Put	CITNA-B	MXN	17.690	3/16/16	MXN	(2,358,670,000)	3,250,005	(1,853,915)

MXN Currency Put[4]	CITNA-B	MXN	15.690	2/2/17	MXN	(392,250,000)	912,500	(1,697,266)

MXN Currency Put	JPM	MXN	17.657	3/16/16	MXN	(1,177,130,000)	1,568,035	(942,881)

NOK Currency Call	BOA	NOK	7.700	7/7/15	NOK	(770,000,000)	603,700	(299,530)

NOK Currency Put	BOA	NOK	8.230	7/7/15	NOK	(823,000,000)	850,600	(46,088)

TRY/ILS/MXN Basket Call	CITNA-B	USD	1.000	8/31/15	USD	(150,000,000)	1,875,000	(1,732,050)

ZAR Currency Put	GSG	ZAR	14.900	4/19/16	ZAR	(745,000,000)	1,635,000	(1,000,535)

Total of Over-the-Counter Options Written							$44,065,164	$(33,447,863)

1. Knock-out option expires worthless if at any time spot rates are less than or equal to 2.56 BRL per 1 USD.

2. Knock-in option expires worthless if at any time spot rates are greater than or equal to 1.32 CAD per 1 USD.

3. Knock-out option expires worthless if at any time spot rates are equal to or less than 3.324 BRL per 1 EUR.

4. Knock-out option expires worthless if at any time spot rates are equal to or less than 14.4 MXN per 1 USD.

Centrally Cleared Credit Default Swaps at June 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.EM.23	Buy	1.000%	6/20/20	USD	15,620	$(1,441,726)	$1,500,153

CDX.EM.23	Buy	1.000	6/20/20	USD	15,620	(1,477,826)	1,500,153

CDX.EM.23	Buy	1.000	6/20/20	USD	15,620	(1,500,388)	1,500,153

CDX.EM.23	Buy	1.000	6/20/20	USD	15,620	(1,482,511)	1,500,153

CDX.EM.23	Buy	1.000	6/20/20	USD	15,620	(1,516,008)	1,500,153

CDX.EM.23	Buy	1.000	6/20/20	USD	15,620	(1,485,635)	1,500,153

Total of Cleared Credit Default Swaps						$(8,904,094)	$9,000,918

Over-the-Counter Credit Default Swaps at June 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR 5,335	$(626,176)	$1,365,583

29 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	4,405	$171,759	$257,549

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	171,759	257,549

Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,359)	1,077,848

Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,178)	293,187

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	476,948

Federative Republic of Brazil	BOA	Buy	1.000	9/20/20	USD	16,407	(1,177,687)	1,342,755

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,097,122	(1,824,868)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,174,372	(1,824,868)

Hellenic Republic	GSG	Sell	1.000	12/20/15	USD	10,000	3,851,111	(5,475,204)

Hellenic Republic	GSG	Sell	1.000	3/20/20	USD	25,000	9,752,778	(14,764,304)

Hellenic Republic Government B	GSG	Sell	1.000	9/20/15	USD	10,000	3,700,556	(4,437,352)

ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19	USD	10,000	359,971	(306,426)

Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	70,615	432,193

Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	47,068	432,193

People’s Republic of China	GSG	Sell	1.000	6/20/20	USD	75,000	(519,283)	124,532

Republic of Indonesia	BNP	Buy	1.000	6/20/20	USD	16,450	(609,257)	589,951

Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	46,935	(2,257,491)	2,578,340

Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	19,795	(934,427)	1,087,424

State Bank of India	BNP	Sell	1.000	9/20/19	USD	13,035	537,811	(282,752)

Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	627,078	64,900

Total of Over-the-Counter Credit Default Swaps							$15,227,237	$(18,534,822)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$23,035,000		$—		BBB-
Investment Grade Single Name Corporate Debt (EUR)	47,660,000	EUR	—	EUR	BBB- to BBB
Investment Grade Sovereign Debt	$75,000,000		$—		AA-
Non-Investment Grade Sovereign Debt	$51,180,000		$—		CCC-

Total USD	$149,215,000		$—

Total EUR	47,660,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

30 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value

		Six-
BAC	Pay	Month USD BBA LIBOR	7.150%	1/28/19	INR	1,567,863	USD 25,000	$875,816

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.300	4/13/18	INR	1,151,625	USD 18,500	(506,711)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.330	4/15/18	INR	1,153,475	USD 18,500	(468,650)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.820	5/13/18	INR	1,181,225	USD 18,500	136,180

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.520	4/28/18	INR	2,379,380	USD 37,500	(179,763)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.670	5/27/18	INR	2,385,000	USD 37,500	(36,404)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.330	3/31/20	INR	855,100	USD 13,662	(336,900)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	6.250	3/25/20	INR	851,861	USD 13,674	(432,941)

		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	7.100	1/21/19	INR	921,795	USD 15,025	(23,329)

31 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	7.210%	1/13/19	INR	935,000	USD	15,039	$345,163

		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	6.300	4/9/18	INR	2,336,250	USD	37,500	(726,341)

		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	7.100	1/15/19	INR $	931,750	USD $	15,045	223,210

Total of Over-the-Counter Currency Swaps									$(1,130,670)

Centrally Cleared Interest Rate Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month USD
BAC	Receive	BBA LIBOR	2.234%	5/31/22	USD	70,000	$(194,608)

		Three-Month USD
BAC	Receive	BBA LIBOR	2.376	2/15/41	USD	25,000	2,445,708

		Three-Month USD
BAC	Pay	BBA LIBOR	2.702	6/18/24	USD	16,440	(472,288)

		Three-Month USD
BOA	Receive	BBA LIBOR	2.222	5/31/22	USD	158,700	(317,052)

		Six-Month EUR
BOA	Receive	EURIBOR	1.813	6/8/45	EUR	76,200	1,081,275

		Six-Month EUR
BOA	Pay	EURIBOR	2.078	6/8/35	EUR	100,000	(1,256,949)

		Three-Month USD
BOA	Receive	BBA LIBOR	2.595	8/14/24	USD	28,000	(766,413)

		Three-Month AUD
BOA	Receive	BBR BBSW	2.315	6/30/18	AUD	251,700	30,907

		Three-Month USD
BOA	Pay	BBA LIBOR	1.256	7/6/18	USD	189,900	(20,699)

		Six-Month PLN
GSG	Pay	WIBOR WIBO	2.370	6/5/20	PLN	78,500	(134,088)

		Six-Month HUF
GSG	Receive	BUBOR	2.290	6/4/20	HUF	5,850,000	141,589

		Six-Month SGD
GSG	Pay	SOR VWAP	2.780	3/4/25	SGD	157,000	(3,637,476)

		Six-Month SGD
GSG	Pay	SOR VWAP	2.775	3/4/25	SGD	157,000	(3,661,493)

		Six-Month COP
GSG	Pay	IBR OIS	1.510	1/20/20	SGD	70,000	(1,129,214)

		Three-Month USD
GSG	Pay	BBA LIBOR	2.695	6/19/24	USD	16,320	(458,396)

32 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month USD
GSG	Receive	BBA LIBOR	2.396%	10/29/24	USD	6,660	$(23,558)

		Three-Month NZD
GSG	Pay	BBR FRA	4.315	6/2/25	NZD	170,000	(673,900)

		Three-Month NZD
GSG	Pay	BBR FRA	4.390	5/11/25	NZD	40,000	(73,476)

		Six-Month HUF
JPM	Pay	BUBOR	2.290	6/5/20	HUF	5,750,000	143,570

		Six-Month PLN
JPM	Receive	WIBOR WIBO	2.425	6/8/20	PLN	78,500	(82,727)

		Three-Month NZD
JPM	Pay	BBR FRA	4.290	5/8/25	NZD	140,000	(596,903)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.399	10/29/24	USD	6,190	(23,505)

		Six-Month AUD
JPM	Receive	BBR BBSW	3.398	6/29/25	AUD	37,250	(113,104)

Total of Centrally Cleared Interest Rate Swaps							$(9,792,800)

Over-the-Counter Interest Rate Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	BZDI	13.440%	1/2/17	BRL	130,000	$(227,722)

BAC	Pay	BZDI	13.960	1/2/17	BRL	137,000	18,460

BAC	Receive	BZDI	12.550	1/4/21	BRL	56,500	67,975

BAC	Receive	BZDI	12.320	1/4/21	BRL	55,000	183,922

		Six-Month INR
		MIBOR OIS
BOA	Receive	Compound	7.000	5/12/18	INR	1,200,000	144,582

		Three-Month MYR
BOA	Pay	KLIBOR	4.510	6/17/24	MYR	54,600	217,434

		Three-Month COP
		IBR OIS
CITNA-B	Pay	Compound	4.680	5/11/18	COP	58,400,000	(315,063)

		Six-Month CLP
CITNA-B	Pay	TNA	3.750	5/14/18	CLP	5,000,000	34,694

GSG	Pay	BZDI	13.145	1/2/17	BRL	153,500	(440,994)

GSG	Receive	BZDI	12.340	1/4/21	BRL	52,500	173,571

GSG	Pay	BZDI	13.255	1/2/17	BRL	121,500	(290,800)

		Six-Month CLP
GSG	Pay	TNA	3.675	5/11/18	CLP	16,000,000	43,962

		One-Time CLP
GSG	Receive	TNA	3.170	5/30/16	CLP	47,500,000	(75,545)

		One-Time CLP
GSG	Receive	TNA	3.195	5/27/16	CLP	15,500,000	(30,064)

		Six-Month CLP
GSG	Pay	TNA	4.170	5/27/20	CLP	3,250,000	42,738

		Six-Month CLP
GSG	Pay	TNA	4.107	5/28/20	CLP	10,000,000	87,811

		Six-Month PLN
GSG	Pay	WIBOR WIBO	1.860	5/20/20	PLN	200,000	(1,581,309)

		Six-Month THB
GSG	Pay	THBFIX	1.875	5/20/18	THB	4,500,000	531,970

33 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Six-Month THB
GSG	Pay	THBFIX	1.975%	6/15/18	THB	2,250,000	$380,473

		Three-Month MYR
GSG	Pay	KLIBOR	4.410	4/15/25	MYR	240,000	(1,127,896)

		Six-Month SGD SOR
GSG	Pay	VWAP	3.430	9/16/24	SGD	71,000	(101,933)

		Three-Month PLN
GSG	Pay	WIBOR WIBO	1.920	5/11/17	PLN	1,850,000	(672,096)

GSG	Pay	MXN TIIE BANXICO	4.720	6/22/17	MXN	2,000,000	88,683

		Three-Month HKD
GSG	Receive	HIBOR HKAB	3.230	7/24/24	HKD	420,000	(1,118,259)

		Six-Month SGD SOR
GSG	Pay	VWAP	3.185	9/2/24	SGD	70,000	(623,304)

		Three-Month HKD
GSG	Receive	HIBOR HKAB	3.230	9/12/24	HKD	425,000	(1,087,683)

		Three-Month COP
GSG	Pay	IBR OIS	4.380	3/5/18	COP	89,000,000	(629,386)

GSG	Pay	MXN TIIE BANXICO	6.440	6/12/25	MXN	240,000	79,326

GSG	Receive	MXN TIIE BANXICO	5.440	6/18/20	MXN	850,000	(160,224)

		Three-Month MYR
GSG	Receive	KLIBOR	3.670	6/26/17	MYR	390,000	(56,750)

GSG	Receive	One-Time CLP TNA	3.240	4/17/16	CLP	65,000,000	(180,934)

		Three-Month MYR
GSG	Pay	KLIBOR BNM	4.515	3/12/25	MYR	142,500	(507,930)

		Three-Month MYR
GSG	Pay	KLIBOR BNM	4.440	3/16/25	MYR	120,000	(518,272)

HSBC	Receive	MXN TIIE BANXICO	5.180	4/13/20	MXN	382,000	128,173

		Three-Month CNY
JPM	Receive	CNREPOFIX=CFXS	2.630	6/26/20	CNY	165,000	287,903

		Three-Month COP
JPM	Pay	IBR OIS	4.410	2/9/18	COP	87,000,000	(566,751)

		Three-Month COP
JPM	Pay	IBR OIS	5.790	2/10/25	COP	32,000,000	(778,069)

		Three-Month COP
JPM	Pay	IBR OIS	4.380	2/26/18	COP	45,000,000	(320,998)

		Three-Month KRW
JPM	Receive	CD KSDA	3.325	6/24/29	KRW	107,000,000	(2,301,195)

		Three-Month KRW
JPM	Pay	CD KSDA	3.490	6/24/34	KRW	57,700,000	2,809,143

		Three-Month COP
JPM	Pay	IBR OIS	6.090	10/29/24	COP	15,470,000	(206,814)

JPM	Receive	MXN TIIE BANXICO	5.230	4/7/20	MXN	320,000	54,316

JPM	Pay	BZDI	13.340	1/2/17	BRL	158,750	(343,467)

JPM	Pay	BZDI	12.575	1/2/19	BRL	86,250	(226,046)

JPM	Receive	BZDI	12.840	1/2/18	BRL	216,625	536,400

JPM	Receive	MXN TIIE BANXICO	5.185	4/9/20	MXN	350,000	111,107

		Three-Month KRW
JPM	Receive	CD KSDA	3.080	6/10/18	KRW	132,000,000	(2,757,359)

34 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month ILS
JPM	Pay	TELEBOR01	2.920%	5/15/25	ILS	85,000	$(730,311)

		Three-Month COP
MOS-A	Pay	IBR OIS	6.090	10/29/24	COP	15,940,000	(213,097)

Total of Over-the-Counter Interest Rate Swaps							$(12,167,628)

Over-the-Counter Credit Default Swaptions Written at June 30, 2015
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

			iTraxx Europe
Credit Default			Crossover
Swap maturing			Series 23
6/20/20	JPM	Sell	Version 1	3.500%	8/19/15		EUR 47,200	$457,228	$(728,553)

			iTraxx Europe
Credit Default			Crossover
Swap maturing			Series 23
6/20/20	JPM	Sell	Version 1	4.500	9/16/15		EUR 125,000	1,003,545	(994,864)

Credit Default
Swap maturing
6/20/20	BAC	Sell	CDX.NA.HY.24	98.500	9/16/15		USD 100,000	465,300	(361,350)

Total of Over-the-Counter Credit Default Swaptions Written								$1,926,073	$(2,084,767)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate
Swap			Six-Month
maturing			JPY BBA
11/10/35 Call	BAC	Receive	LIBOR	1.445%	11/6/15	JPY	5,000,000	$1,133,244	$(1,643,443)

Interest Rate
Swap			Six-Month
maturing			JPY BBA
11/10/35 Call	BAC	Pay	LIBOR	1.445	11/6/15	JPY	5,000,000	1,133,243	(530,133)

Interest Rate
Swap			Six-Month
maturing			EUR
11/18/25 Call	BAC	Pay	EURIBOR	2.175	11/16/15	EUR	200,000	1,087,928	(969,260)

Interest Rate
Swap			Six-Month
maturing			EUR
9/8/35 Call	BAC	Pay	EURIBOR	2.250	9/4/15	EUR	27,895	418,562	(268,184)

Interest Rate
Swap			Six-Month
maturing			EUR
6/8/46 Call	BOA	Pay	EURIBOR	1.745	6/6/16	EUR	50,000	4,089,725	(4,100,336)

Interest Rate
Swap			Six-Month
maturing			EUR
6/8/46 Call	BOA	Pay	EURIBOR	1.646	6/6/16	EUR	35,000	2,912,166	(3,266,320)

Interest Rate
Swap maturing
1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	150,000	313,868	(313,596)

35 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate
Swap			Three-
maturing			Month USD
12/21/45 Call	BOA	Pay	BBA LIBOR	3.193%	12/17/15	USD	150,000	$4,000,000	$(4,772,297)

Interest Rate
Swap			Six-Month
maturing			EUR
9/17/25 Call	BOA	Receive	EURIBOR	1.210	9/15/15	EUR	251,000	4,276,330	(4,257,344)

Interest Rate
Swap			Six-Month
maturing			JPY BBA
12/14/35 Call	BOA	Pay	LIBOR	1.613	12/10/15	JPY	5,000,000	444,263	(307,360)

Interest Rate
Swap			Six-Month
maturing			EUR
6/8/46 Call	BOA	Receive	EURIBOR	1.745	6/6/16	EUR	50,000	4,089,725	(4,134,832)

Interest Rate
Swap			Six-Month
maturing			EUR
6/8/46 Call	BOA	Receive	EURIBOR	1.646	6/6/16	EUR	35,000	2,912,166	(2,377,920)

Interest Rate
Swap maturing
1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	125,000	86,488	(139,236)

Interest Rate
Swap			Three-
maturing			Month CAD
7/13/20 Call	BOA	Pay	BA CDOR	2.045	7/13/15	CAD	250,000	712,400	(76)

Interest Rate
Swap maturing
1/2/17 Call	BOA	Receive	BZDI	13.020	7/1/15	BRL	250,000	372,500	—

Interest Rate
Swap maturing
1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	125,000	140,028	(111,270)

Interest Rate
Swap maturing
1/4/21 Call	BOA	Pay	BZDI	12.580	1/4/16	BRL	112,500	215,870	(637,920)

Interest Rate
Swap			Three-
maturing			Month KRW
4/30/24 Call	GSG	Pay	CD KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(97,354)

Interest Rate
Swap maturing			MXN TIIE
11/7/25 Call	GSG	Pay	BANXICO	6.510	11/19/15	MXN	750,000	1,929,118	(1,168,011)

Interest Rate
Swap			Six-Month
maturing			EUR
6/7/47 Call	GSG	Receive	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(3,276,069)

36 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate			Three-
Swap			Month
maturing			USD BBA
9/30/39 Call	GSG	Pay	LIBOR	4.000%	9/26/16	USD	175,000	$6,483,750	$(3,245,513)

Interest Rate
Swap maturing			MXN TIIE
11/7/25 Call	GSG	Receive	BANXICO	6.510	11/19/15	MXN	750,000	1,929,119	(712,658)

Interest Rate			Three-
Swap			Month
maturing			USD BBA
9/8/35 Call	GSG	Pay	LIBOR	3.620	9/3/15	USD	55,867	217,880	(173,722)

Interest Rate			Six-
Swap			Month
maturing			EUR
6/7/47 Call	GSG	Pay	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(4,005,911)

Interest Rate			Three-
Swap			Month
maturing			KRW CD
2/12/29 Call	JPM	Pay	KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(157,400)

Interest Rate
Swap maturing
1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	150,000	313,868	(313,595)

Interest Rate
Swap maturing			MXN TIIE
11/19/20 Call	JPM	Pay	BANXICO	5.950	11/25/15	MXN	740,000	799,263	(295,418)

Interest Rate			Six-
Swap			Month
maturing			EUR
3/1/26 Call	JPM	Pay	EURIBOR	2.200	2/26/16	EUR	100,000	—	(744,586)

Interest Rate			Three-
Swap			Month
maturing			AUD BBR
7/24/18 Call	JPM	Receive	BBSW	2.253	7/23/15	AUD	230,000	638,683	(233,238)

Interest Rate			Six-
Swap			Month
maturing			EUR
9/8/35 Call	JPM	Pay	EURIBOR	2.070	9/4/15	EUR	100,000	2,188,708	(1,818,119)

Interest Rate			Three-
Swap			Month
maturing			USD BBA
8/11/25 Call	JPM	Receive	LIBOR	2.118	8/7/15	USD	125,000	887,500	(148,676)

Interest Rate			Three-
Swap			Month
maturing			USD BBA
11/18/25 Call	BAC	Pay	LIBOR	3.635	11/16/15	USD	200,000	1,009,900	(847,202)

Interest Rate			Three-
Swap			Month
maturing			USD BBA
8/5/20 Call	UBS	Pay	LIBOR	2.020	8/3/15	USD	350,000	1,662,500	(741,069)

Total of Over-the-Counter Interest Rate Swaptions Written								$59,512,947	$(45,808,068)

37 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate

38 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.23	Markit CDX Emerging Markets Index
CDX.NA.HY.24	Markit CDX North American High Yield
CFSX	Repurchase Fixing Rates
CNREPOFIS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
FRO	Floating Rate Option EUR-ISDA - EURIBOR Swap Rate
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBR	Indicador Bancario de Referencia
iTraxx Europe
Crossover Series	Credit Default Swap Trading Index for a Specific Basket of Securities
23 Version 1
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TELEBOR01	Tel Aviv Interbank Offered Rate 1 Month
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange
SFE	Sydney Futures Exchange

39 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

40 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

41 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

42 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

		Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$	—	$78,864,414	$—	$78,864,414
Mortgage-Backed Obligations		—	68,247,639	—	68,247,639
Foreign Government Obligations		—	3,691,204,170	—	3,691,204,170
Corporate Bonds and Notes		—	2,661,072,245	15,524,309	2,676,596,554
Common Stock		—	—	—	—
Structured Securities		—	18,460,887	1,836,384	20,297,271
Short-Term Notes		—	194,998,108	—	194,998,108
Exchange-Traded Option Purchased		3,879,678	—	—	3,879,678
Over-the-Counter Options
Purchased		—	18,968,618	—	18,968,618
Over-the-Counter Credit Default
Swaptions Purchased		—	1,805,158	—	1,805,158
Over-the-Counter Interest Rate
Swaptions Purchased		—	40,589,576	—	40,589,576
Investment Company		58,184,943	—	—	58,184,943

Total Investments, at Value		62,064,621	6,774,210,815	17,360,693	6,853,636,129
Other Financial Instruments:
Swaps, at value		—	17,983,964	—	17,983,964
Centrally cleared swaps, at value		—	12,843,967	—	12,843,967
Futures Contracts		1,920,143	—	—	1,920,143
Forward currency exchange contracts		—	142,788,619	—	142,788,619

Total Assets	$	63,984,764	$6,947,827,365	$17,360,693	$7,029,172,822

43 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

		Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Swaps, at value	$	—	$(49,817,084)	$—	$(49,817,084)
Centrally cleared swaps, at value		—	(13,635,849)	—	(13,635,849)
Options written, at value		(98,597)	(33,447,863)	—	(33,546,460)
Futures Contracts		(1,297,304)	—	—	(1,297,304)
Forward currency exchange contracts		—	(101,930,082)	—	(101,930,082)
Swaptions written, at value		—	(47,892,835)	—	(47,892,835)

Total Liabilities	$	(1,395,901)	$(246,723,713)	$—	$(248,119,614)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$ 7,318,905	$ –	$ –	$ (7,318,905)
Non-Convertible Corporate Bonds and Notes	–	(255,820)	255,820	–

Total Assets	$ 7,318,905	$ (255,820)	$ 255,820	$ (7,318,905)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

44 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$6,097,299
Sold securities	6,997,969

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

45 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$19,100,628
Market Value	$0
Market Value as % of Net Assets	0%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”)

46 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

47 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $6,310,660,784 and $9,299,034,905, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial

48 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $58,836,680 and $414,455,685 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference

49 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $24,657,990 and $40,872,098 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $14,591,103 and $59,688,457 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

50 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended June 30, 2015 was as follows:

	Options
	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2014	1,871,503,834,143	$ 75,535,809
Options written	2,281,401,454,632	369,616,318
Options closed or expired	(539,275,892,000)	(31,787,780)
Options exercised	(3,531,611,144,143)	(369,025,309)

Options outstanding as of June 30, 2015	82,018,252,632	$ 44,339,038

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

51 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $109,341,763 and $182,685,130 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

52 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $175,392,144 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $1,134,832,220 and $1,444,634,756 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption

53 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $47,576,410 and $54,563,355 on purchased and written swaptions, respectively.

54 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Written swaption activity for the period ended June 30, 2015 was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2014	210,982,310,000	$ 38,363,215
Swaptions written	89,775,102,449	201,484,887
Swaptions closed or expired	(10,711,900,000)	(14,534,366)
Swaptions exercised	(68,576,051,000)	(163,874,716)

Swaptions outstanding as of June 30, 2015	221,469,461,449	$ 61,439,020

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2015, the Fund has required certain counterparties to post collateral of $63,436,756.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

55 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

56 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$7,254,523,502
Federal tax cost of other investments	(351,650,351)

Total federal tax cost	$6,902,873,151

Gross unrealized appreciation	$181,846,007
Gross unrealized depreciation	(585,280,085)

Net unrealized depreciation	$(403,434,078)

57 OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/10/2015